EXHIBIT 99.1
ORCHID ISLAND CAPITAL ANNOUNCES
NOVEMBER 2018 MONTHLY DIVIDEND AND
OCTOBER 31, 2018 RMBS PORTFOLIO CHARACTERISTICS

•	November 2018 Monthly Dividend of $0.08 Per Share.
•	RMBS Portfolio Characteristics as of October 31, 2018.
•	Repurchased 966,484 shares through stock repurchase plan.
•	Next Dividend Announcement Expected December 10, 2018.

Vero Beach, Fla., November 14, 2018 - Orchid Island Capital, Inc. (the "Company") (NYSE:ORC) announced today that the Board of Directors (the "Board") declared a monthly cash dividend for the month of November 2018. The dividend of $0.08 per share will be paid December 10, 2018, to holders of record on November 30, 2018, with an ex-dividend date of November 29, 2018.  The Company plans on announcing its next dividend after the Board's meeting on December 10, 2018.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust ("REIT"), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of November 14, 2018, the Company had 51,072,684 shares outstanding, including 153,794 shares repurchased pursuant to the Company's stock repurchase program through that date that have not yet settled. At September 30, 2018, the Company had 52,039,168 shares outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of October 31, 2018 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 (Whole Pool) Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company's distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.'s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the "Risk Factors" section of the Company's Form 10-K for the year ended December 31, 2017.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									Oct 2018	Aug - Oct	Modeled	Modeled
					Net			Weighted	CPR	2018 CPR	Interest	Interest
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value(1)	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Nov)	in Nov)	(-50 BPS)(2)	(+50 BPS)(2)
ARM RMBS
ARM RMBS	$1,356	$1,431	0.04%	$105.55	4.75%	5.19%	168	193	0.13%	0.59%	$8	$(7)
Total ARM RMBS	1,356	1,431	0.04%	105.55	4.75%	5.19%	168	193	0.13%	0.59%	8	(7)
Fixed Rate RMBS
Fixed Rate CMO	732,772	749,098	21.37%	102.23	4.27%	4.61%	8	350	6.70%	7.23%	8,043	(12,496)
Fixed Rate CMO Total	732,772	749,098	21.37%	102.23	4.27%	4.61%	8	350	6.70%	7.23%	8,043	(12,496)
15yr 3.5	2,840	2,846	0.08%	100.22	3.50%	3.83%	61	118	23.91%	9.42%	55	(54)
15yr 4.0	810,434	827,628	23.61%	102.12	4.00%	4.52%	5	173	5.98%	2.46%	15,966	(16,828)
15yr Total	813,274	830,474	23.69%	102.11	4.00%	4.51%	6	172	6.04%	5.02%	16,021	(16,882)
20yr 4.0	203,040	206,265	5.89%	101.59	4.00%	4.47%	18	219	6.34%	8.29%	4,915	(5,029)
20yr 4.5	18,723	19,321	0.55%	103.20	4.50%	5.13%	7	233	0.33%	13.50%	320	(390)
20yr Total	221,763	225,586	6.44%	100.39	4.04%	4.52%	17	220	5.83%	8.73%	5,235	(5,419)
30yr 4.0	309,409	310,606	8.86%	100.39	4.00%	4.48%	20	337	2.86%	4.56%	8,542	(9,610)
30yr 4.5	1,031,528	1,065,818	30.41%	103.32	4.50%	4.92%	13	345	7.00%	7.58%	22,387	(27,127)
30yr 5.0	168,487	178,126	5.08%	105.72	5.00%	5.50%	8	351	5.68%	6.45%	3,121	(3,890)
30yr Total	1,509,424	1,554,550	44.35%	102.99	4.45%	4.90%	14	344	6.00%	7.16%	34,050	(40,627)
Total Fixed Rate RMBS	3,277,233	3,359,708	95.84%	102.52	4.27%	4.71%	11	294	6.16%	7.00%	63,349	(75,424)
Total Pass Through RMBS	3,278,589	3,361,139	95.88%	102.52	4.27%	4.71%	11	294	6.15%	6.99%	63,357	(75,431)
Structured RMBS
Interest-Only Securities	740,822	121,460	3.48%	16.36	3.71%	4.30%	60	249	9.46%	10.28%	(12,127)	8,120
Inverse Interest-Only Securities	231,414	22,415	0.64%	9.69	2.85%	4.86%	52	299	8.88%	11.20%	2,822	(3,206)
Total Structured RMBS	972,236	143,875	4.12%	14.80	3.51%	4.43%	58	261	9.32%	10.51%	(9,305)	4,914
Total Mortgage Assets	$4,250,825	$3,505,014	100.00%		4.10%	4.65%	22	287	6.88%	7.87%	$54,052	$(70,517)

			Interest	Interest
	Average	Hedge	Rate	Rate
	Notional	Period	Sensitivity	Sensitivity
Hedge	Balance	End	(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures	(1,725,000)	Feb-2020	$(17,250)	$17,250
Swaps	(1,260,000)	Oct-2020	(13,477)	13,477
5-Year Treasury Future	(165,000)	Dec-2018(3)	(3,630)	4,594
TBA	(500,000)	Nov-2018	(13,801)	16,258
Swaptions	(850,000)	Mar-2028	(5,031)	24,820
Hedge Total	(4,500,000)		$(53,189)	$76,399
Rate Shock Grand Total			$863	$5,882

(1)	Amounts in the tables above exclude assets with a fair value of approximately $13.6 million sold in October 2018, which settle in November 2018.
(2)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(3)	Five year treasury futures contracts were valued at prices of $112.38 at October 31, 2018. The notional contract value of the short position was $185.4 million.

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of October 31, 2018			As of October 31, 2018
Fannie Mae	$1,983,016	56.6%	Non-Whole Pool Assets	$1,116,834	31.9%
Freddie Mac	1,517,102	43.3%	Whole Pool Assets	2,388,180	68.1%
Ginnie Mae	4,896	0.1%	Total Mortgage Assets	$3,505,014	100.0%
Total Mortgage Assets	$3,505,014	100.0%

(1)	Amounts in the tables above exclude assets with a fair value of approximately $13.6 million sold in October 2018, which settle in November 2018.

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of October 31, 2018	Borrowings(1)	Debt	Rate	in Days	Maturity
J.P. Morgan Securities LLC	$481,212	14.2%	2.37%	35	1/14/2019
RBC Capital Markets, LLC	447,484	13.4%	2.41%	46	1/30/2019
Mirae Asset Securities (USA) Inc.	369,342	11.1%	2.29%	10	11/23/2018
Wells Fargo Bank, N.A.	265,778	8.0%	2.37%	27	11/30/2018
Citigroup Global Markets Inc	239,712	7.2%	2.40%	19	11/28/2018
Mitsubishi UFJ Securities (USA), Inc	220,094	6.6%	2.34%	17	11/19/2018
ICBC Financial Services LLC	186,561	5.6%	2.30%	32	12/13/2018
Cantor Fitzgerald & Co	178,673	5.4%	2.24%	13	11/13/2018
ABN AMRO Bank N.V.	153,860	4.6%	2.28%	36	12/13/2018
ED&F Man Capital Markets Inc	121,029	3.6%	2.25%	9	11/9/2018
ING Financial Markets LLC	112,007	3.4%	2.33%	13	11/29/2018
FHLB-Cincinnati	98,013	2.9%	2.30%	1	11/1/2018
Natixis, New York Branch	89,660	2.7%	2.55%	18	11/23/2018
South Street Securities, LLC	80,063	2.4%	2.35%	28	11/29/2018
Guggenheim Securities, LLC	57,514	1.7%	2.29%	15	11/16/2018
Lucid Cash Fund USG LLC	53,383	1.6%	2.43%	15	11/15/2018
Bank of Montreal	49,342	1.5%	2.37%	14	11/14/2018
Daiwa Securities America Inc.	45,131	1.4%	2.36%	5	11/5/2018
ASL Capital Markets Inc.	41,197	1.2%	2.26%	14	11/19/2018
J.V.B. Financial Group, LLC	15,374	0.5%	2.36%	15	11/15/2018
Mizuho Securities USA, Inc	10,083	0.3%	2.37%	21	11/21/2018
Merrill Lynch, Pierce, Fenner & Smith	8,855	0.3%	2.78%	6	11/13/2018
Lucid Prime Fund, LLC	5,591	0.2%	2.84%	15	11/15/2018
Nomura Securities International, Inc.	5,442	0.2%	2.40%	51	12/21/2018
Total Borrowings	$3,335,400	100.0%	2.35%	24	1/30/2019

(1)
In October 2018, the Company sold assets with a fair value of approximately $13.6 million, which settle in November 2018 that collateralize approximately $13.2 million of repurchase agreements included in the table above.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400